EXHIBIT 10.6
AMENDMENT TO CONTRACT OF SALE
     This Amendment to Contract of Sale (“Amendment”), the effective date of which is July 31, 2006, is entered into by TR WALKER RANCH PARTNERS, LTD., a Texas limited partnership (“Seller”) and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”). Buyer and Seller are sometimes collectively referred to herein as the “Parties”.
Recitals
     A. WHEREAS, Seller and Buyer entered into that certain Contract of Sale (the “Agreement”) with an Effective Date of May 4, 2006, pursuant to which Seller agreed to sell and Buyer agreed to purchase certain improved real property located in Bexar County, Texas, more particularly described in the Agreement;
     B. WHEREAS, pursuant to the terms of the Agreement, the Feasibility Period expired May 5, 2006, but was then extended to May 12, 2006, and then June 2, 2006, pursuant to letter agreements by and between Seller and Buyer dated May 5, 2006, and May 25, 2006, respectively; and
     C. WHEREAS, Seller and Buyer entered into that certain Amendment to Contract of Sale (the “June Amendment”) with an effective date of June 2, 2006, which extended the Closing Date of the Agreement to August 1, 2006.
     D. WHEREAS, Seller and Buyer mutually desire to amend certain provisions of the Agreement.
Agreement
     NOW, THEREFORE, for and in consideration of the mutual promises and agreements set forth herein entered into by Buyer and Seller, the receipt and sufficiency of which is acknowledged, Seller and Buyer agree as follows:
1.	On or before August 11, 2006, Buyer will deliver to the title company an additional ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) in additional earnest money (the “Additional Earnest Money”) to be applied in partial payment of the Sales Price at Closing and/or otherwise disbursed in the same fashion as the Earnest Money in accordance with the provisions of the Agreement.

2.	Section 4(a) of the Agreement is hereby deleted and the following Section 4(a) is inserted in its stead;

“(a) The closing of the sale of the property to Buyer (the “Closing”) shall take place at the Title Company no later than September 6, 2006, (the “Closing Date”),”

All provisions relating to Buyer’s one-time right to extend the Closing Date are removed and of no further force or effect.

3.	Buyer hereby approves in all respects the Landscaping, Utility, Parking and Permanent Access Easement (the “Easement”) attached hereto as Exhibit A. Buyer acknowledges that the Easement will be recorded in the Real Property Records in

Bexar County, Texas, prior to Closing and agrees that the Easement will be a Permitted Exception.

4.	Buyer agrees, as a covenant to survive Closing, that it will sign and join in a replat of the Property prepared by Seller, at Seller’s sole cost and expense, such replat being solely for the purpose of showing and further defining the Easement.

5.	All terms defined in the Agreement and denoted by initial capital letters shall have the same meanings provided in the Agreement when used in this Amendment, except to the extent that the meaning of any defined term is modified by or expressly set forth in the provisions of this Amendment.

6.	This Amendment may be executed in multiple originals, each of which shall constitute an original for all purposes and together which shall constitute a fully executed agreement. A facsimile signature shall be deemed an original signature for all purposes.
     IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment to be effective as of July 31,2006.

SELLER:

TR WALKER RANCH PARTNERS, LTD.,
a Texas limited partnership

By:	TRDC Walker Partners, Ltd.,
a Texas limited partnership, its general partner

	By:	Thompson Realty Development Corporation,
a Texas corporation, its general partner

		By: Name:	/s/ W. T. Field W. T. Field
		Title:	President

BUYER:

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company

By:		/s/ Louis Rogers

Name:		Louis Rogers
Title:		President

EXHIBIT A
LANDSCAPING, UTILITY, PARKING
AND PERMANENT ACCESS EASEMENT
STATE OF TEXAS
COUNTY OF BEXAR
     WHEREAS, TR WALKER RANCH PARTNERS, LTD. (“Grantor”), the owner of that certain approximately 0.2409 acre tract of real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes(“Tract I”), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant to GSSW WALKER. LTD. (“Grantee”), the owner of that certain approximately 1,2693 acre tract of real property more particularly described on Exhibit B attached hereto and made a part hereof for all purposes (“Tract II”), a landscaping, utility, parking and ingress and egress easement across Tract I.
     This easement is granted for the purpose of permanent, non-exclusive landscaping and utility installation and maintenance, parking, and access over and across to be paved and to be developed portions of Tract I, specifically including vehicular and pedestrian access. Grantee may install and construct landscaping, utilities, paved parking spaces, and a paved access drive at any time and in any location within the boundaries of Tract I. Grantee will comply with all applicable laws in connection with the installation and construction of landscaping, utilities, paved parking spaces, and an access drive and will hold Grantor harmless from any cost or damage associated with such installation and construction. Grantee may reconfigure the landscaping, access drive, and parking spaces at any time at Grantee’s sole cost and expense. Grantee will maintain all improvements installed or constructed by Grantee, including any landscaping, utilities, parking spaces, and the access drive.
     If Grantee defaults in the performance of its obligations hereunder and Grantee does not commence the cure of such default within thirty (30) days following delivery of written notice by Grantor, Grantor shall have the right to: (i) perform such obligation on behalf of Grantee, in which event Grantee shall reimburse Grantor for all amounts expended by Grantor on behalf of Grantee, together with interest thereon at the lesser of ten percent (10%) per annum, or the maximum amount permitted by law, from the, date the amounts are expended until the date repaid; and/or (ii) exercise any other rights or remedies available to Grantor either at law or in equity.
     If any unpaid obligation or any part thereof is not paid, and such unpaid obligation remains unpaid for a period of thirty (30) days following delivery of written notice by Grantor, then the unpaid amount of such unpaid obligation shall become delinquent. It shall, together with such interest thereon and cost of collection thereof as hereinabove provided, thereupon become a continuing lien on Tract II which shall bind Tract II, and shall be a personal obligation of Grantee and its heirs, executors devisees, or personal representatives for so long as title to Tract II remains in Grantee, but only during such period of ownership. The obligation to pay shall not be a personal obligation of Grantee’s successors in title unless expressly assumed by them. However, the lien for unpaid obligations shall be unaffected by any sale or assignment of Tract II and shall continue in full force and effect. By accepting a deed or other conveyance to Tract II every person hereafter acquiring any interest in such Tract II shall be deemed to have covenanted and agreed to pay the unpaid obligation provided for herein in the same manner as if the covenant and agreement to pay were expressly set forth in such deed of other conveyance, without regard to whether such covenant and agreement shall actually be so expressed in any such deed or other conveyance.

     No delay or omission of Grantor in the exercise of any right created hereunder shall impair such right, or be construed to be a waiver thereof, and every such right may be exercised at any time during the continuance of an event of default hereunder. A waiver by Grantor of a breach of, or default in, any of the terms and conditions of this easement shall not be construed to be a waiver of any subsequent breach thereof or of any other provision of this easement.
     Any notice required, permitted or desired to be given under this easement shall be in writing, and shall be deemed to have been sufficiently given or served for all purposes if it is mailed by registered or certified mail, return receipt requested, or delivered by an overnight delivery service at the address set forth below, or at such other address as the respective party may from time-to-time designate. Notices delivered by mail shall be deemed given on the date when deposited in a post office or other depository under the care and custody of the United States Postal Service, enclosed in a wrapper with proper postage affixed, and notices delivered by other means shall be effective when received by the party to whom the same is addressed, and such notices shall be addressed as follows:

If to Grantee:	GSSW Walker Ltd.
c/o Thompson Realty Development Corporation
2505 N. Plano Road
Suite 3000
Richardson, Texas 75082

If to Grantor:	TR Walker Ranch Partners, Ltd.
c/o Thompson Realty Management Corporation
14500 Blanco Road
San Antonio, Texas 78216
     TO HAVE AND TO HOLD the same perpetually unto Grantee and its successors and assigns, and Grantor does hereby bind itself to warrant and defend the easement unto Grantee against any person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise. This easement is a covenant running with the land for the permanent benefit of Tract II.

GRANTOR:

TR WALKER RANCH PARTNERS, LTD.

By:	TRDC Walker Partners, Ltd.,
its general partner

By: Thompson Realty Development Corporation,
its general partner

By:
W.T. Field, President

STATE OF TEXAS
COUNTY OF COLLIN
     BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this _____ of July, 2006, personally appeared W.T. Field, President of Thompson Realty Development Corporation, general partner of TRDC Walker Ranch Partners, Ltd., general partner of TR Walker Ranch Partners, Ltd., on behalf of such limited partnership.

Notary Public, State of Texas

GRANTEE:

GSSW WALKER, LTD.

By:	Thompson Realty Development Corporation, its general partner

By:

W. T. Field, President

By:	Riverdale Square-REO, L.P.,
its general partner

	By:	Americo Services, Inc.,
its general partner

By:
Thomas W. Sabin, Jr.,
Vice President
STATE OF TEXAS
COUNTY OF COLLIN
     BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this ___of July, 2006, personally appeared W.T. Field, President of Thompson Realty Development Corporation, general partner of GSSW Walker, Ltd., on behalf of such Limited partnership.

Notary Public, State of Texas

STATE OF TEXAS
COUNTY OF
     BEFORE ME, the undersigned, a Notary Public in and for the State of Texas, on this ___of July, 2006, personally appeared Thomas W. Sabin, Jr., Vice President of Americo Services, Inc., general partner of Riverdale Square-REO, L.P., general partner of GSSW Walker, Ltd., on behalf of such limited partnership.

Notary Public, State of Texas

EXHIBIT A
TRACT I
A 0.2409 OF AN ACRE (10,493 SQUARE FEET) PARCEL OUT OF LOT 3, BLOCK 1, WALKER RANCH SUBDIVISION (PLAT REFERENCE: VOLUME 9563, PAGE 80), NEW CITY BLOCK 17160, SITUATED IN THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS AND BEING MORE PARTICULARY DESCRIBED IN A CLOCKWISE MANNER AS FOLLOWS:

COMMENCING:	At a found 1/2” iron rod and cap “MBC” in the easterly right-of-way line of Blanco Road (a 120 foot public right-of-way), said iron rod also marks the westernmost southwest corner of said Lot 3 and the northernmost corner of Lot 7, Block 1, LYY Walker Ranch Tract 9 (Flat Reference: Volume 9570, Page 29).

THENCE:	S 50[0]08’14” E, 25.12 feet, along and with the common line of said Lot 3 and Lot 7, to a non-tangent point in a curve concave northwest, said point also being the POINT OF BEGINNING of the herein described tract;

THENCE:	70.53 feet, along said curve, having a central angle of 02[0]39’45”, a radius of 1,517.69 feet, a chord bearing of N 32[0]52’13” E and a chord distance of 70.52 feet to a non-tangent point in the southwest line of a channel easement as recorded in Volume 4809, Page 1961 of the official Public Records of Real Property of Bexar County;

THENCE:	S 50[0]08’14” E, 137.00 feet, along and with the southwest line of said channel easement, to a point in the westerly line of an ingress/egress, drainage and utility easement as recorded in Volume 8435, Page 1442, said point also being a non-tangent point in an curve concave west;

THENCE:	76.13 feet, along and with the west line of said ingress/egress, drainage and utility easement and said curve, having a central angle of 32[0]18’42”, a radius of 135.00 feet, a chord bearing of S 18[0]34’19” W and a chord distance of 75.13 feet to a point, the point of tangency of the herein described curve and at the easternmost corner of the above referenced Lot 7;

THENCE:	N 50[0]08’14” W, 155.69 feet, along and with the common line of Lot 3 and said Lot 7, to the POINT OF BEGINNING of the herein described tract.

EXHIBIT A

TRACT I

CURVE DATA

NO.	RADIUS	DELTA	TANGENT	LENGTH	CHORD BRG.	CHD. DIST.
C1	1517.69'	02°39'45"	35.27'	70.53'	N32°52'13"E	70.52'
C2	135.00'	32°18'42"	39.11'	76.13'	S18°34'19"W	75.13'

NORTH
SCALE: 1"=60'
BLANCO ROAD
(120' R.O.W.)
POINT OF COMMENCEMENT
POINT OF BEGINNING
S80°08'14"E
25.12'
137.19'
152.50'
155.60'
137.00'
N80°08'14"W
S80°08'14"E
C1
C2
LOT 8
BLOCK 1,
N.C.B. 17160
LOT 7
BLOCK 1,
N.C.B. 17160
INGRESS/EGRESS EASEMENT (0.2409 OF AN ACRE)
LOT 3
BLOCK 1,
N.C.B. 17160
PRIVATE DRIVE
WALKERS WAY
1" RAY INMAN
4446
PROFESSIONAL LAND SURVEYOR

SKETCH OF
A PROPOSED INGRESS/EGRESS EASEMENT (0.2409 OF AN ACRE)
OUT OF LOT 3, BLOCK 1, N.C.B. 17160 WALKER RANCH SUBDIVISION,
ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 9563, PAGE 80,
DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

mbc ENGINEERS
1035 Central Parkway North
San Antonio, Texas 78232
(210) 545-1122
FAX (210) 545-9302

DESIGN DLA
DRAWN JJA
DATE 07-17-06
JOB NO. 29285-1275

EXHIBIT B
TRACT II
BEING 1.2693 ACRES (35,293 SQUARE FEET) OF LAND OUT OF LOT 1, BOLCK 1, NCB 17160, WALKER RANCH SUBDIVISION, CITI OF SAN ANTONIO, AS RECORDED VOLUME 9531, PAGES 177 THRU 180 OF THE DEED AND FLAT RECORDS OF BEXAR COUNTY, TEXAS, DESCRIBED AS FOLLOWS:

BEGINNING:	At a set 1/2" iron rod and cap “ NBC” at the most westerly corner of the herein described tract of land, said iron rod being at the north end of the cutback line of the northeast intersection of Walker Way (8 varying width private street (Volume 9547, Page 2031) and Blanco Road (a 120 foot public right-of-way);

THENCE:	Along and with the east right-of-way line of Blanco Road the two following courses:

N 39[o]57'45"E, 137.19 feet to a set 1/2" iron rod and cap “NBC” at the point of curvature of a curve to the left;

Northeasterly along said curve to the left, having a radius of 1,492.69 feet, a central angle of 05[o]51'21", a tangent length of 76.34 feet, an art length of 152.56 feet and a chord which bears N 37[o]02'04"E, 152.49 feet to a set 1/2" iron rod and cap “NBC” at a point of non-tangency;

THENCE:	Departing the east right-of-way line of Blanco Road, S 50[o]08'14"E, 180.81 feet, to a set mag nail at a non-tangent point on a curve to the right;

THENCE:	Southwesterly, along said curve to the right, having a radius of 1,672.68 feet, a central angle of 05[o]14'04" a tangent length of 76.46 foot, an arc length of 152.82 feet and a chord which bears S 37[o]20'41" N, 152.76 feet to a set mag nail at the point of tangency;

THENCE:	S 59[o]75'44" W, 119.22 foot to a set 1/2" iron rod and cap “NBC”;

THENCE:	S 71[o]01'58" W 20.80 feet to a set 1/2" iron rod and cap “NBC” at the point of curvature of a curve to the right;

THENCE:	Northwesterly, along a curve to the right , having a radius of 370.00 feet, a central angle of 03[o]15'31", a tangent length of 10.52 feet, an arc length of 21.04 feet and a chord which bears N 75[o]21'04" W, 21.04 feet to a set 1/2" iron rod and cap “NBC” at the point of compound curvature of a curve to the right;

THENCE:	Northwesterly, along a curve to the right, having a radius of 190.00 feet, a central angle of 19[o]11'17", a tangent length of 32.12 feet, an arc length of 63.63 feet and a chord which bears N 64[o]07'40" W, 63.33 feet to set 1/2" iron rod and cap “NBC” at the point of tangency;

THENCE:	N 54[o]32'01" W, 59.16 feet to a set 1/2" iron rod and cap “NBC” at the sound and of the aforementioned cut back line;

THENCE:	N 05[o]37'31" W, 41.54 feet, along and with said cutback line to the POINT OF BEGINNING of the herein described 1.2693 acre tract.